                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported):   May 30, 2001
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                              VENATOR GROUP, INC.
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             (Exact name of registrant as specified in its charter)

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

      New York                        No. 1-10299                  13-3513936
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(State or other jurisdiction         (Commission                  (IRS Employer
of incorporation)                    File Number)               Identification No.)

112 West 34th Street, New York, New York                           10120
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(Address of principal executive offices)                         (Zip Code)

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Registrant's telephone number, including area code: (212) 720-3700






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Item 5.    Other Events.

                  On May 30, 2001 the Registrant issued a press release announcing that it intends to offer, subject to market conditions, approximately $125 million of subordinated convertible notes due 2008 ($150 million if an option for an additional $25 million is exercised in full). The notes and the common stock issuable upon conversion of the notes have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

                  A copy of the press release regarding the offering is attached as Exhibit 99, which, in its entirety, is incorporated herein by reference.


Item 7.    Financial Statements and Exhibits.

         (c)      Exhibits

                  In accordance with the provisions of Item 601 of Regulation S-K, an index of exhibits is included in this Form 8-K on page 3.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.


                                              VENATOR GROUP, INC.
                                                 (Registrant)


Date:  May 30, 2001                           By:/s/ Bruce L. Hartman
                                                 --------------------------
                                                 Bruce L. Hartman
                                                 Senior Vice President and
                                                 Chief Financial Officer









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                               VENATOR GROUP, INC.

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K


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
Exhibit No. in Item 601
    of Regulation S-K                            Description
    -----------------                            -----------
         99                             New Release dated May 30, 2001

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